                                                                EXHIBIT 10.57


                               CONSENT AND AMENDMENT

          CONSENT AND AMENDMENT, dated as of August 25, 1999 (this "AMENDMENT"), to the Amended and Restated Credit Agreement, dated as of March 6, 1998 (as amended, supplemented or otherwise modified from time to time, the "AGREEMENT"), among AFTERMARKET TECHNOLOGY CORP., a Delaware corporation (the "BORROWER"), the several banks and other financial institutions from time to time parties thereto (the "LENDERS") and THE CHASE MANHATTAN BANK, a New York banking corporation, as agent (in such capacity, the "AGENT").


                                W I T N E S S E T H:

          WHEREAS, the Borrower, the Lenders and the Agent are parties to the Agreement;

          WHEREAS, the Borrower intends to acquire substantially all of the assets of All Transmission Parts, Inc. and All Automatic Transmission Parts, Inc. for approximately $40,000,000 (the "ALL TRANS ACQUISITION");

          WHEREAS, the Borrower has requested that the Lenders approve the amount of the Acquisition pursuant to subsection 8.10(j)(v) and agree to amend certain provisions of the Agreement, and the Lenders and the Agent are agreeable to such request upon the terms and subject to the conditions set forth herein;

          NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, and for other valuable consideration the receipt of which is hereby acknowledged, the Company, the Lenders and the Agent hereby agree as follows:

          1. DEFINITIONS. All terms defined in the Agreement shall have such defined meanings when used herein unless otherwise defined herein.

          2.   CONSENT TO ALL TRANS ACQUISITION. Pursuant to clause (v) of
Section 8.10(j), the Required Lenders hereby consent to the All Trans Acquisition to the extent it would otherwise exceed the limitations thereof, so long as the other requirements in respect thereof are satisfied, it being understood that the aggregate consideration paid in connection with the All Trans Acquisition shall be applied against and reduce the availability of the $55,000,000 limit under subsection 8.10(j)(vi) (as such subsection is amended by this Amendment).

          3. AMENDMENT OF SUBSECTION 1.1. Subsection 1.1 of the Agreement is hereby amended by adding the following new definitions in alphabetical order:

          "NEW LENDER": as defined in subsection 2.7(d).

          "NEW LENDER SUPPLEMENT": as defined in subsection 2.7(d).

          4. AMENDMENT OF SECTION 2. The Agreement is hereby amended by adding the following new subsection 2.7 to the end of Section 2:

          "2.7 INCREASE IN REVOLVING CREDIT COMMITMENTS OR TERM LOANS (a) The Borrower may, with notice to the Agent but without the consent of the Required Lenders, (a) from time to time during the Revolving Credit Commitment Period, request that the Revolving Credit Commitments be increased, or (b) from time to time prior to the Termination Date, request to borrow additional Term Loans; PROVIDED that the sum of incremental Revolving Credit Commitments and additional Term Loans obtained pursuant to this subsection shall not exceed $10,000,000 and shall, in each case, aggregate at least $2,000,000 per requested increase; and PROVIDED FURTHER that any request made by the Borrower pursuant to this subsection 2.7(a) shall be accompanied by documentation complying with the provisions of subsection 6.2(e) and additional written evidence to the extent necessary to demonstrate that after giving effect to the additional Term Loans or the Revolving Loans available to the Borrower pursuant to the increased Revolving Credit Commitments, the Borrower would be in compliance with subsection 8.17 hereof. Upon receipt of such notice, the Administrative Agent will seek the agreement of one or more Lenders (including New Lenders) to increase or, in the case of New Lenders, make, its or their Revolving Credit Commitment or make additional Term Loans, as applicable, in an aggregate amount equal to the amount so requested by the Borrower.

          (b) If one or more of the Lenders (including New lenders) shall have agreed to increase its or their existing Revolving Credit Commitment or, in the case of New Lenders, agree to a Revolving Credit Commitment, or to make a Term Loan, in each case pursuant to a request made as described in the foregoing clause (a) (it being understood that no Lender shall have any obligation to increase its Revolving Credit Commitment or make such additional Term Loan), such increases in Revolving Credit Commitments shall become effective, and such Term Loans shall be made available to the Borrower, on a date mutually agreed upon among the Agent, the Borrower and the Lenders providing such increase and/or such new Revolving Credit Commitments or Term Loans and shall be implemented pursuant to documentation consistent herewith and otherwise in form and substance reasonably satisfactory to the Agent, providing, among other things, for adjustments to cause the Loans of each Lender to correspond to their respective percentage of the applicable facility after giving effect to such increase (including, without limitation, by providing for prepaying and reborrowing all then outstanding Loans).

          (c) Revolving Credit Loans, Revolving Credit Commitments and Term Loans made or agreed to pursuant to this subsection 2.7 shall have the same maturities, interest and fee rates and other terms as the other Revolving Credit Loans, Revolving Credit Commitments and/or Term Loans hereunder, as applicable, and shall for all purposes be deemed to be Revolving Credit Loans, Revolving Credit Commitments and/or Term Loans hereunder, as the case may be.

          (d) Any bank, financial institution or other entity which, with the consent of the Borrower and the Agent (which consent shall not be unreasonably withheld), elects to become a "Lender" under this Agreement pursuant to this subsection 2.7 shall execute a New Lender Supplement (each, a "NEW LENDER SUPPLEMENT") substantially in the form of Exhibit H, whereupon such bank, financial institution or other entity (a "NEW LENDER") shall become a Revolving Credit Lender or Term Loan Lender, as the case may be, for all purposes and to the same extent as if originally a party hereto and shall be bound by and entitled to the benefits of this Agreement."

          5. AMENDMENT OF SUBSECTION 4.3. Subsection 4.3 is hereby amended by inserting the new clause (e) after existing clause (d):

          "(e) If additional Term Loans are borrowed pursuant to subsection 2.7(c), the remaining scheduled installments in effect on the date such additional Term Loans are borrowed shall be increased ratably (determined on the basis of the respective amounts of such remaining installments)."

          6. AMENDMENT OF SUBSECTION 8.1(a). Subsection 8.1(a) of the Agreement is hereby amended by deleting the permitted maximum Leverage Ratios listed therein for the last day of the Borrower's fiscal quarters ending December 31, 1999 and March 31, 2000 and inserting in lieu thereof the following permitted maximum Leverage Ratios:


               "December 31, 1999            4.25 to 1.0
               March 31, 2000                3.75 to 1.0".


          7. AMENDMENT OF SUBSECTION 8.1(b). Subsection 8.1(b) of the Agreement is hereby amended by deleting the minimum permitted interest coverage ratio listed therein for the Borrower's four consecutive fiscal quarters ending March 31, 2000 and inserting in lieu thereof the following interest coverage ratio:


               "March 31, 2000               2.25 to 1.0".


          8. AMENDMENT OF SUBSECTION 8.7. Subsection 8.7 of the Agreement is hereby amended by deleting the existing subsection 8.7 and inserting in lieu thereof the following new subsection:

          "8.7 LIMITATION ON LEASES. Permit Consolidated Lease Expense for any fiscal year of the Borrower to exceed an amount equal to $11,000,000 for the fiscal year ending December 31, 1998, $17,000,000 for the fiscal year ending December 31, 1999 and $21,000,000 for each fiscal year thereafter."

          9. AMENDMENT OF SUBSECTION 8.10(j). Subsection 8.10(j) of the Agreement is hereby amended by deleting "$25,000,000" from clause (vi) and inserting in lieu thereof "$55,000,000" such that subsection 8.10(j), as amended, reads as follows:

          "(j) acquisitions by the Borrower and its Subsidiaries, of assets or Capital Stock of one or more corporations or other Persons so long as (i) each such acquisition and all transactions related thereto shall be consummated in accordance with applicable Requirements of Law; (ii) each such acquisition, in the case of an acquisition of Capital Stock, shall result in such corporation or Person becoming a Subsidiary; (iii) after giving effect to any such acquisition, no Default or Event of Default shall have occurred and be continuing; (iv) the Borrower shall have delivered to the Agent a certificate demonstrating that the requirements of subsection
     8.1 would be satisfied on a pro forma basis as at the end of the most recently ended fiscal quarter of the Borrower with respect to which financial statements have been delivered pursuant to subsection 7.1 if each such acquisition (including the Indebtedness incurred in connection therewith) had occurred on the first day of the four fiscal quarter period ended with such most recently ended fiscal quarter; (v) in the case of any acquisition by the Borrower and its Subsidiaries, for cash or other consideration exceeding $15,000,000 in the aggregate, such acquisition shall be subject to the prior written consent of the Required Lenders; and
     (vi) the aggregate consideration for all such acquisitions after the Closing Date shall not exceed $55,000,000."

          10. ADDITION OF EXHIBIT H. The Agreement is hereby amended by inserting Exhibit H hereto after existing Exhibit G.

          11. REPRESENTATIONS; NO DEFAULT. On and as of the date hereof, and after giving effect to this Amendment, the Company confirms, reaffirms and restates that the representations and warranties set forth in Section 5 of the Agreement and in the other Loan Documents are true and correct in all material respects, PROVIDED that the references to the Agreement therein shall be deemed to be references to this Amendment and to the Agreement as amended by this Amendment.

          12. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective on and as of the date that the Agent shall have received:

          (a) counterparts of this Amendment, duly executed and delivered by a duly authorized officer of each of the Borrower, the Agent, and the Required Lenders, along with the written consent of each Subsidiary Guarantor in the form attached hereto;

          (b) an executed certificate of an officer of the Borrower in form satisfactory to the Agent as to the accuracy of the Borrower's representations and warranties set forth in Section 5 of the Agreement and in the other Loan Documents, the absence of any Default or Event of Default after giving effect to this Amendment and as to such other customary matters as the Agent may reasonably request; and

          (c) an amendment fee for the account of each Lender executing this Amendment and delivering its executed signature page to the Agent prior to 12:00 Noon, New York City time, on August 25, 1999, in the amount equal to 0.10% of the sum of such Lender's Aggregate Outstanding Extensions of Credit and its unutilized Commitments as of such date.

          13. LIMITED CONSENT AND AMENDMENT. Except as expressly amended herein, the Agreement shall continue to be, and shall remain, in full force and effect. This Amendment shall not be deemed to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Agreement or any other Loan Document or to prejudice any other right or rights which the Lenders may now have or may have in the future under or in connection with the Agreement or any of the instruments or agreements referred to therein, as the same may be amended from time to time.

          14. COSTS AND EXPENSES. The Company agrees to pay or reimburse the Agent for all its reasonable and customary out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Amendment, and the consummation of the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of its counsel.

          15. COUNTERPARTS. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

          16. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

                              AFTERMARKET TECHNOLOGY CORP.

                              By: /s/ Joseph Salamunovich
                                  -------------------------------
                              Name: Joseph Salamunovich
                              Title: Vice President and Secretary


                              THE CHASE MANHATTAN BANK, as Agent and
                              as a Lender

                              By: /s/ Julie S. Long
                                  -------------------------------
                              Name: Julie S. Long
                              Title: Vice President


                              BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                              ASSOCIATION

                              By: /s/ William S. Richards, Jr.
                                  -------------------------------
                              Name: William S. Richards, Jr.
                              Title: Vice President


                              THE BANK OF NOVA SCOTIA

                              By: /s/ F.C.H. Ashby
                                  -------------------------------
                              Name: F.C.H. Ashby
                              Title: Senior Manager Loan Operations

                              THE FIRST NATIONAL BANK OF CHICAGO

                              By: /s/ Glenn A. Currin
                                  -------------------------------
                              Name: Glenn A. Currin
                              Title: First Vice President


                              FIRST UNION NATIONAL BANK

                              By: /s/ Kent Davis
                                  -------------------------------
                              Name: Kent Davis
                              Title: Vice President


                              HARRIS TRUST & SAVINGS

                              By: /s/ Melissa A. Whitson
                                  -------------------------------
                              Name: Melissa A. Whitson
                              Title: Vice President


                              LASALLE NATIONAL BANK

                              By: /s/ James J. Hess
                                  -------------------------------
                              Name: James J. Hess
                              Title: Vice President


                              NATIONAL CITY BANK

                              By: /s/ Matthew R. Klinger
                                  -------------------------------
                              Name: Matthew R. Klinger
                              Title: Assistant Vice President

                              BANK OF NEW YORK

                              By: /s/ R. Wes Towns
                                  -------------------------------
                              Name: R. Wes Towns
                              Title: Senior Vice President


                              CREDIT AGRICOLE INDOSUEZ

                              By: /s/ Ernest V. Hodge
                                  -------------------------------
                              Name: Ernest V. Hodge
                              Title: Vice President - Senior
                              Relationship Manager

                              By: /s/ Sarah U. Johnston
                                  -------------------------------
                              Name: Sarah U. Johnston
                              Title: Vice President - Senior
                              Relationship Manager

                                 CONSENT

     Each of the undersigned Guarantors hereby consents and agrees to the provisions of the foregoing Amendment, and hereby affirms that upon the effectiveness of the foregoing Amendment, each Loan Document to which it is a party shall continue to be, and shall remain, in full force and effect.

                              AFTERMARKET TECHNOLOGY CORP.

                              By: /s/ Joseph Salamunovich
                                  -------------------------------
                              Name: Joseph Salamunovich
                              Title: Vice President and Secretary


                              AARON'S AUTOMOTIVE PRODUCTS, INC.

                              By: /s/ Joseph Salamunovich
                                  -------------------------------
                              Name: Joseph Salamunovich
                              Title: Vice President and Secretary


                              ACI ELECTRONICS HOLDING CORP.

                              By: /s/ Joseph Salamunovich
                                  -------------------------------
                              Name: Joseph Salamunovich
                              Title: Vice President and Secretary


                              ACI ELECTRONICS INVESTMENT CORP.

                              By: /s/ Joseph Salamunovich
                                  -------------------------------
                              Name: Joseph Salamunovich
                              Title: Vice President and Secretary


                              ATC ELECTRONICS & LOGISTICS, L.P.

                              By: ACI ELECTRONICS HOLDING CORP., its
                              General Partner

                              By: /s/ Joseph Salamunovich
                                  -------------------------------
                              Name: Joseph Salamunovich
                              Title: Vice President and Secretary

                              ATC DISTRIBUTION GROUP, INC.

                              By: /s/ Joseph Salamunovich
                                  -------------------------------
                              Name: Joseph Salamunovich
                              Title: Vice President and Secretary


                              ATS REMANUFACTURING, INC.

                              By: /s/ Joseph Salamunovich
                                  -------------------------------
                              Name: Joseph Salamunovich
                              Title: Vice President and Secretary


                              COMPONENT REMANUFACTURING SPECIALISTS, INC.

                              By: /s/ Joseph Salamunovich
                                  -------------------------------
                              Name: Joseph Salamunovich
                              Title: Vice President and Secretary


                              AUTOCRAFT REMANUFACTURING CORP.

                              By: /s/ Joseph Salamunovich
                                  -------------------------------
                              Name: Joseph Salamunovich
                              Title: Vice President and Secretary


                              AUTOCRAFT INDUSTRIES, INC.

                              By: /s/ Joseph Salamunovich
                                  -------------------------------
                              Name: Joseph Salamunovich
                              Title: Vice President and Secretary

                                                                EXHIBIT H

                           FORM OF NEW LENDER SUPPLEMENT

          SUPPLEMENT, dated _________________, to the Amended and Restated Credit Agreement, dated as of March 6, 1998 (as amended, supplemented or otherwise modified from time to time, the "AGREEMENT"), among AFTERMARKET TECHNOLOGY CORP., a Delaware corporation (the "BORROWER"), the several banks and other financial institutions from time to time parties thereto (the "LENDERS") and THE CHASE MANHATTAN BANK, a New York banking corporation, as agent (in such capacity, the "AGENT"). Capitalized terms used herein that are not defined herein shall have the meanings ascribed to them in the Agreement.

                               W I T N E S S E T H :

          WHEREAS, subsection 2.7(d) of the Agreement provides that any bank, financial institution or other entity may become a party to the Agreement with the consent of the Borrower and the Agent (which consent shall not be unreasonably withheld) by executing and delivering to the Borrower and the Agent a supplement to the Agreement in substantially the form of this Supplement; and

          WHEREAS, the undersigned now desires to become a party to the Agreement as a [Revolving Credit Lender] [Term Loan Lender];

          NOW, THEREFORE, the undersigned hereby agrees as follows:

          1. The undersigned agrees to be bound by the provisions of the Agreement, and agrees that it shall, on the date this Supplement is accepted by the Borrower and the Agent, become a [Revolving Credit Lender] [Term Loan Lender] for all purposes of the Agreement to the same extent as if originally a party thereto, with a [Revolving Credit Commitment] [Term Loan] of $__________________.

          2. The undersigned (a) represents and warrants that it is legally authorized to enter into this Supplement; (b) confirms that it has received a copy of the Agreement and all amendments thereto, together with copies of the most recent available audited and unaudited financial statements delivered pursuant thereto and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Supplement; (c) agrees that it will, independently and without reliance the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Agent by the terms thereof, together with such powers as are incidental thereto; and (e) agrees that it will be bound by the provisions of the Agreement and will perform in accordance with its terms all the obligations which by the terms of the Agreement are required to be performed by it as a

     Lender including, if it is organized under the laws of a jurisdiction outside the United States, its obligation pursuant to subsection 4.13
     (b) of the Agreement.

          3. The undersigned's address for notices for the purposes of the Agreement is as follows:


          IN WITNESS WHEREOF, the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.


                                  [INSERT NAME OF NEW LENDER]


                                  By
                                    -----------------------------------
                                    Title:


Accepted this     day of
             ----

--------------, --------.

AFTERMARKET TECHNOLOGY CORP.


By
  ----------------------------
  Title:




Accepted this      day of
             -----

---------------, ------.

THE CHASE MANHATTAN BANK,
as Agent


By
  ----------------------------
  Title: